QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-12
MIPS TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

September 24, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of MIPS Technologies, Inc., a Delaware corporation, to be held on Wednesday, November 14, 2001 at our corporate offices at 1225 Charleston Road, Mountain View, California commencing at 2:00 p.m., local time.

At the Annual Meeting:

  1.
  Holders of Class B common stock will be asked to consider and vote upon the election of one Class B director; and

  2.
  Holders of Class A and Class B common stock will be asked to consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2002 fiscal year.

    Only holders of Class B common stock are entitled to vote in the election of the Class B director. The attached Proxy Statement presents the details of these proposals.

    Our board of directors has unanimously nominated the Class B director nominee and approved Proposal No. 2 above and recommends a vote FOR the Class B director nominee and a vote FOR the approval and adoption of Proposal No. 2.

    Your participation and vote is important. The election of the Class B director will not be effected without the affirmative vote of the holders of at least a majority of the outstanding Class B common stock present in person or represented by proxy and voting at the Annual Meeting. The adoption of Proposal No. 2 will not be effected without the affirmative vote of at least a majority of the outstanding Class A and Class B common stock present in person or represented by proxy and voting at the Annual Meeting.

    For further information regarding the matters to be voted on at the Annual Meeting, I urge you to carefully read the accompanying Proxy Statement. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Kevin C. Eichler, Chief Financial Officer of MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043; telephone: (650) 567-5000. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

Sincerely,

John E. Bourgoin Chairman, Chief Executive Officer and President

    The accompanying Proxy Statement is dated September 24, 2001 and is first being mailed to stockholders on or about October 4, 2001.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 14, 2001

To the Stockholders of
MIPS TECHNOLOGIES, INC.:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of MIPS Technologies, Inc., a Delaware corporation, will be held at our corporate offices at 1225 Charleston Road, Mountain View, California on November 14, 2001. The Annual Meeting will begin at 2:00 p.m. local time, for the following purposes:

  1.
  To elect one Class B director to serve a three-year term;

  2.
  To ratify the appointment of Ernst & Young LLP as our independent auditors for the 2002 fiscal year; and

  3.
  To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

    Only stockholders of record at the close of business on September 19, 2001 are entitled to notice of and to vote at the Annual Meeting. Only holders of Class B common stock are entitled to vote in the election of the Class B director.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or by electronic means. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

By Order of the Board of Directors of MIPS Technologies, Inc.

Sandy Creighton Vice President, General Counsel and Secretary

Mountain View, California
September 24, 2001

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope or by electronic means.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    This Proxy Statement is being furnished by our board of directors to holders of our Class A and Class B common stock, par value $0.001 per share, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of MIPS stockholders to be held on Wednesday, November 14, 2001, at our corporate offices at 1225 Charleston Road, Mountain View, California commencing at 2:00 p.m., local time, and at any adjournment or postponement thereof. The purposes of the annual meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

    Our complete mailing address is MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, and our telephone number is (650) 567-5000.

    This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about October 4, 2001.

Stockholders Entitled to Vote; Quorum and Vote Required

    The MIPS board of directors has fixed the close of business on September 19, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record on the record date will be entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were outstanding and entitled to vote 13,877,833 Class A shares and 25,063,461 Class B shares, constituting all of the voting stock of MIPS. As of the record date, there were approximately 44 holders of record of Class A shares and approximately 4,761 holders of record of Class B shares. Each holder of record of our common stock on the record date is entitled to one vote per share, which may be cast either in person or by proxy, at the Annual Meeting. Only holders of Class B common stock are entitled to vote in the election of the Class B director. In all other matters submitted to a vote of stockholders, holders of Class A and Class B common stock will vote together as a single class.

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A and Class B common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for purpose of the ratification of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2002. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class B common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for purposes of the election of the Class B director. Shares of our common stock present, in person or by proxy, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares that abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to a particular matter.

    The Class B director will be elected by a plurality of the vote of shares of Class B common stock present, in person or by proxy, at the meeting and actually cast. The affirmative vote of a majority of the outstanding shares of Class A and Class B common stock present, in person or by proxy and voting, is required to ratify the board of directors' selection of Ernst & Young LLP.

Proxies

    This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

    All shares of our common stock which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

    We have not received notice, as required by our by-laws, of any other matter to be brought before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of MIPS, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to MIPS before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, or hand delivered to the Secretary of MIPS at or before the taking of the vote at the Annual Meeting.

    MIPS will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from MIPS stockholders by directors, officers and employees of MIPS in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

    Pursuant to our Amended and Restated Certificate of Incorporation, holders of the Class B common stock are entitled to elect 80% of the members of our board of directors (rounded upwards, if necessary) and holders of the Class A common stock are entitled to elect our remaining directors (but in no event less than one director). Our board members serve staggered three-year terms. The board of directors has the ability to change the size and composition of our board of directors. However, to ensure that there will be at least one Class A director at all times, our board of directors may not consist of fewer than five members. The following table shows the members of the different classes of the board of directors.

Class	Expiration of Term	Board Members
Class I	2002 Annual Meeting	Class A Director: Anthony B. Holbrook
Class B Directors: John E. Bourgoin Kenneth L. Coleman
Class II	2003 Annual Meeting	Class B Director: Fred M. Gibbons
Class III	2001 Annual Meeting	Class B Director: William M. Kelly

    Our board of directors has nominated the Class III director named above for an additional three-year term. The persons named as proxies in the enclosed form of proxy intend to vote proxies for holders of the Class B common stock for the re-election of the Class III director, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

    One Class B director will be elected to our board of directors at the Annual Meeting for a three-year term ending in 2004. Only holders of Class B common stock are entitled to vote in the election of the Class B director.

Nominee

NAME	PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
William M. Kelly Class B Director Age: 48 Board Member since January 1998	Partner, Davis Polk & Wardwell. Prior to joining Davis, Polk & Wardwell in January 2000, Mr. Kelly served in several capacities for Silicon Graphics, Inc. or SGI. Mr. Kelly joined SGI in 1994 as Vice President, Business Development, General Counsel and Secretary and, from 1997 to 1999, served as Senior Vice President, Corporate Operations of SGI. During 1996, Mr. Kelly also served as Senior Vice President, Silicon Interactive Group of SGI and as acting Chief Financial Officer of SGI from May 1997 to February 1998.

Continuing Directors

NAME	PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Fred M. Gibbons Class B Director Age: 51 Board Member since July 1998	Partner, Concept Stage Venture Management. Since 1999, Mr. Gibbons has been a partner with Concept Stage Venture Management, an investment firm based in California. From 1995 through 1998, Mr. Gibbons was a lecturer at the Stanford University Graduate School of Engineering. In 1981, Mr. Gibbons founded Software Publishing Corporation based in San Jose, California, a company engaged in the development of software systems for personal computer applications, and was its Chief Executive Officer through 1994.
Anthony B. Holbrook Class A Director Age: 62 Board Member since July 1998
Retired Chief Technical Officer of Advanced Micro Devices, Inc. or AMD. Mr. Holbrook retired as Chief Technical Officer of AMD in August 1994. Mr. Holbrook joined AMD in 1973 and served in a number of executive capacities. He was elected a corporate officer in 1978 and in 1982 was named Executive Vice President and Chief Operating Officer. In 1986, Mr. Holbrook was named President of AMD and was elected to the board of directors. In 1989, he moved from Chief Operating Officer to Chief Technical Officer and in 1990 from President to Vice Chairman, a position he held until April 1996.
John E. Bourgoin Class B Director Age: 55 Board Member since May 1997
Chief Executive Officer and President of MIPS Technologies, Inc. Mr. Bourgoin has served as our Chief Executive Officer since February 1998 and our President since September 1996. Mr. Bourgoin also served as a Senior Vice President of Silicon Graphics, Inc. or SGI from September 1996 through May 1998. Prior to joining SGI and since 1976, Mr. Bourgoin was employed at AMD and held various positions including Group Vice President, Computation Products Group of AMD.
Kenneth L. Coleman Class B Director Age: 59 Board Member since January 1998
Retired Senior Executive of Silicon Graphics, Inc. or SGI. Mr. Coleman retired in August 2001, after fourteen years in various senior executive positions with SGI. Mr. Coleman joined SGI in 1987 and held such positions as Executive Vice President of Global Sales, Service and Marketing, Senior Vice President, Customer and Professional Services and Senior Vice President, Administration. Prior to SGI, Mr. Coleman was Vice President of Product Development at Activision, Inc. Mr. Coleman is a member of the Board of Directors of Acclaim Entertainment, an interactive entertainment software company.

Board Of Directors' Meetings And Committees

    Our board of directors held four regular and two special meetings during fiscal 2001. Our board of directors has an Audit Committee and a Compensation Committee. In November 2000, the board terminated the Option Administration Committee and amended the charter of the Compensation Committee to incorporate the duties previously performed by the Option Administration Committee.

    During fiscal year 2001, the members of the Audit Committee were Mr. Kelly (Chairman), Mr. Gibbons and Mr. Holbrook. The Audit Committee met four times during fiscal year 2001. The responsibilities of the Audit Committee include recommending to our board of directors the independent public accountants to be selected to conduct the annual audit of our accounts; reviewing the scope and results of such audit and approving the audit fees to be paid; and reviewing the adequacy and effectiveness of our internal accounting and financial systems controls with the independent public accountants and our financial and accounting staff. The Audit Committee operates under a written charter adopted by the board, which is attached to this Proxy Statement as Appendix A. The Audit Committee is composed only of non-employee directors, each of whom is "independent" as defined in the listing standards of the Nasdaq National Market.

    During fiscal year 2001, the members of the Compensation Committee were Mr. Coleman (Chairman), Mr. Gibbons and Mr. Holbrook. The Compensation Committee met three times and took action by unanimous written consent eight times during fiscal year 2001. The responsibilities of the Compensation Committee include administering the 1998 Long-Term Incentive Plan (the "Incentive Plan"), reviewing and approving grants under the Incentive Plan and approving other performance-based compensation, which is intended to be excluded from the deductibility limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), developing performance criteria for and periodically evaluating the performance of our Chief Executive Officer, reviewing and recommending the salary, bonus and stock incentive compensation of our Chief Executive Officer, reviewing the salaries, bonuses and stock incentive compensation of our other officers as proposed by our Chief Executive Officer and reviewing candidates and recommending nominees for election as directors.

    Prior to its termination in November 2000, the members of the Option Administration Committee were Mr. Gibbons and Mr. Holbrook. The Option Administration Committee met once and took action by unanimous written consent three times during fiscal year 2001.

    No director or nominee attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which he served during fiscal year 2001.

    Our board of directors may, from time to time, establish certain other committees to facilitate the management of MIPS.

Director Compensation

    Directors who do not receive compensation as officers or employees of MIPS or any of our affiliates receive an annual board membership fee of $10,000, which is paid in four quarterly installments, and a per diem in the amount of $1,000 for attendance at board and committee meetings. In addition, non-employee directors who perform services for us outside the scope of normal board duties at the specific request of the Chairman of our board of directors will receive $1,000 per day for their services. All directors are reimbursed for reasonable expenses incurred in attending our board of director or committee meetings.

    Our Directors' Stock Option Plan, as amended, authorizes 600,000 shares of Class A common stock for issuance plus an annual increase each July 1 equal to the least of (1) 100,000 shares, (2) the number of shares subject to options granted in the prior one-year period, or (3) a lesser amount determined by our board of directors. Upon a non-employee director's election or appointment to our board of directors, he or she will automatically receive an initial nonstatutory stock option to purchase 40,000 shares of Class A common stock. Each non-employee director who has been a director for at least six months will automatically receive an annual renewal nonstatutory stock option to purchase 10,000 shares of Class A common stock each year on the date of the annual stockholder meeting. All stock options are granted with an exercise price equal to the fair market value of Class A common stock on the date of grant. Initial stock option grants vest as to 24% of the total shares on the first anniversary of the grant date and as to 2% of the total shares each month thereafter over a 38-month period; annual stock option grants vest as to 2% of the total shares each month over a 50-month period from the date of grant.

Compensation Committee Interlocks and Insider Participation

    The members of the Compensation Committee during fiscal 2001 were Kenneth L. Coleman, Fred M. Gibbons and Anthony B. Holbrook. Mr. Coleman, Mr. Gibbons and Mr. Holbrook are all "non-employee directors" under Rule 16b-3 of, and have no interlocking relationships as defined by, the Securities Exchange Act of 1934, as amended.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Our board of directors upon the recommendation of our Audit Committee has appointed Ernst & Young LLP as our independent auditors, to audit our consolidated financial statements for the 2002 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has served as our independent auditors since 1998. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

Fees Paid To The Independent Auditors

    During fiscal 2001, the aggregate fees billed by Ernst & Young LLP for professional services were as follows:

    Audit Fees.  $282,900 for professional services rendered in connection with the audit of the annual financial statements and for the review of the quarterly financial statements.

    Financial Information Systems Design and Implementation Fees.  No professional services were rendered during the fiscal year in connection with information system design and implementation.

    All Other Fees.  No other professional services were rendered during the year.

    The Audit Committee of the Board of Directors has considered whether the provision by Ernst & Young on the non-audit services listed above is compatible with maintaining the independence of Ernst & Young.

Our board of directors has unanimously approved the appointment of Ernst & Young LLP as our independent auditors for the 2002 fiscal year and recommends that you vote FOR approval of the appointment of Ernst & Young LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of August 31, 2001, certain information regarding the beneficial ownership of the Class A common stock and the Class B common stock by

  •
  each stockholder known by us to own beneficially more than 5% of either Class A common stock or Class B common stock,

  •
  each of our directors,

  •
  each executive officer listed in the Summary Compensation Table below and

  •
  all directors and executive officers as a group.

    In the table below, percentage ownership is based upon 13,877,833 shares of Class A common stock and 25,063,461 shares of Class B common outstanding as of August 31, 2001. Common stock subject to options that are currently exercisable or exercisable within 60 days of August 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons named have sole voting and investment power over the shares as being beneficially owned by them, subject to community property laws. Where information is based on Schedules 13G filed by the named stockholder, the number of shares owned is as of the date for which information was provided in such schedules.

	Shares Beneficially Owned
	Class A Common Stock			Class B Common Stock
Name of Beneficial Owner	Number		Percentage of Class	Number		Percentage of Class	Percentage of Total Common Stock
5% Stockholders:
FMR Corp. 82 Devonshire Street Boston, MA 02109	2,991,400	(1)	21.56%	2,038,387	(2)	8.13%	12.92%
Morgan Stanley Dean Witter & Co.(3) 1585 Broadway New York, NY 10036	—		—	2,856,910		11.40%	7.34%
Capital Group International, Inc.(4) 11100 Santa Monica Boulevard Los Angeles, CA 90025	2,040,630		14.70%	—		—	5.24%
Essex Investment Management Company(5) 125 High Street Boston, MA 02110	819,845		5.91%	—		—	2.11%
Mellon Financial Corporation(6) One Mellon Center Pittsburgh, PA 15258	737,283		5.31%	—		—	1.89%
Directors and Executive Officers:
John E. Bourgoin	326,104	(7)	2.35%	632		*	*
Kenneth L. Coleman	16,285	(7)	*	5,214		*	*
Fred M. Gibbons	28,200	(7)	*	—		—	*
Anthony B. Holbrook	38,200	(7)	*	—		—	*
William M. Kelly	15,000	(7)	*	3,746		*	*
Victor Peng	64,790	(7)	*	—		—	*
Sandy Creighton	191,654	(7)	1.38%	—		—	*
Kevin C. Eichler	82,430	(7)	*	—		—	*
Derek Meyer	32,312	(7)	*	1		*	*
Lavi Lev(8)	166,319	(7)	1.20%	—		—	*
Directors and executive officers as a group (10 persons)	961,294	(7)	6.93%	9,593		*	2.49%

*
Less than 1%.

(1)
As reported by FMR Corp. on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, these shares may also be deemed to be beneficially owned by Fidelity Management & Research Company, Fidelity Growth Company Fund, Fidelity DTC Fund, Edward C. Johnson and/or Abigail Johnson.

(2)
As reported by FMR Corp. on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, these shares may also be deemed to be beneficially owned by Fidelity Management & Research Company, Fidelity Growth Company Fund, Edward C. Johnson and/or Abigail Johnson.

(3)
As reported by Morgan Stanley Dean Witter & Co. on a Schedule 13G/A as filed with the Securities and Exchange Commission on April 10, 2001, these shares may also be deemed to be beneficially owned by Miller Andersen & Sherrerd, LLP.

(4)
As reported by Capital Group International, Inc. on a Schedule 13G/A as filed with the Securities and Exchange Commission on February 12, 2001, these shares may also be deemed to be beneficially owned by Capital Guardian Trust Company.

(5)
As reported by Essex Investment Management Company on a Schedule 13G as filed with the Securities and Exchange Commission on February 2, 2000.

(6)
As reported by Mellon Financial Corporation on a Schedule 13G as filed with the Securities and Exchange Commission on January 30, 2001, these shares may also be deemed to be beneficially owned by Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, Newton Fund Managers Limited, Newton Investment Management Limited, Royal Bank of Scotland Unit Trust Management Limited, MBC Investments Corporation, Mellon Financial Corporation, Newton Management Limited and/or The Boston Company, Inc.

(7)
The table includes the following shares subject to acquisition upon exercise of options on August 31, 2001 or within 60 days thereof: Mr. Bourgoin 303,650; Mr. Coleman 15,000; Mr. Gibbons 28,200; Mr. Holbrook 38,200; Mr. Kelly 15,000; Mr. Peng 62,588; Ms. Creighton 174,040; Mr. Eichler 62,989; Mr. Meyer 31,596; Mr. Lev 159,688; and Directors and Executive Officers as a group 890,951. Ms. Creighton's voting and investment power in 12,000 of these shares are shared with her spouse.

(8)
Mr. Lev disclaims beneficial ownership of 1,000 of these shares. These shares are owned by Mr. Lev's minor children.

    In connection with the divestiture by SGI in June 2000, we adopted a Rights Plan. Under this Plan, as amended, our stockholders received the right to purchase shares of our preferred stock upon the occurrence of specified events. The Rights Plan, as amended, was filed with the Securities and Exchange Commission on September 15, 2000 as an exhibit to an amended registration statement on Form 8-A.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
ON EXECUTIVE COMPENSATION

Composition of the Committee

    During fiscal year 2001, the Compensation Committee of the board of directors of MIPS consisted of Mr. Kenneth L. Coleman (Chairman), Mr. Anthony B. Holbrook and Mr. Fred M. Gibbons.

    Each of Mr. Holbrook, Mr. Gibbons and Mr. Coleman is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and meet the definition of "non-employee director" under Rule 16b-3 of the Exchange Act.

Charter

    The Compensation Committee is a standing committee of our board of directors whose primary objectives are to be the administrator of our Long Term Incentive Plan, including use of this plan for the purpose of executive compensation, to oversee, review and approve compensation for our executive officers, evaluate the performance of our Chief Executive Officer, and nominate prospective members of the board of directors.

Executive Compensation Philosophy

    As a high-level strategy guideline, we invest to grow our business in a manner consistent with increasing stockholder value. To that end, the Compensation Committee has designed our executive compensation program to align it with achievement of our financial goals and key business objectives.

Components of Executive Compensation at MIPS

    Compensation for our executive officers generally consists of base salary, an annual bonus incentive and stock option awards. The Compensation Committee assesses the past performance and/or anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

Base Salary

    The Compensation Committee established the objective of positioning executive base salary and total cash compensation at a level similar to that offered by comparably sized companies in the high technology industry. The salaries of the executive officers, including the Chief Executive Officer, are evaluated annually by the Compensation Committee with reference to relevant surveys of compensation paid to executives with similar responsibilities at comparable companies. The Compensation Committee retains outside compensation consultants to periodically review competitive compensation data.

    In addition to analyzing competitive data, the Compensation Committee evaluates performance to determine appropriate compensation amounts to reflect our philosophy of compensating for performance. The Compensation Committee considers the recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers. Awards of compensation, for the Chief Executive Officer and the other executive officers, are determined or recommended by the Compensation Committee so as to be consistent with stockholders' objectives.

    Based on individual and team performance and competitive compensation data for fiscal year 2000, compensation actions were taken by the Compensation Committee at the July 27, 2000 meeting which recommended to the full board of directors a base salary increase for the Chief Executive Officer, John Bourgoin, of 10.3% effective July 1, 2000. Mr. Bourgoin was paid a base salary of $375,000 during fiscal year 2001.

    At the July 26, 2001 meeting, the Compensation Committee recommended to the full board of directors to not increase the base salary of the Chief Executive Officer, John Bourgoin, for the new fiscal year beginning July 1, 2001.

Annual Bonus Incentive

    The Compensation Committee established the goals and measurements for the bonus plan to align executive pay with achievement of critical strategies and operating goals. The targets for executive officers were set at 50% of base salary for the Chief Executive Officer and 40% of base salary for the other officers.

    The Compensation Committee determined to base one half of the bonus on achievement of revenue and profit goals, and the other half on achievement of specific strategic objectives. The Compensation Committee determined that there would be no payout for the portion based on revenue and profit unless at least 90% of the revenue and profit goals were met. Under the parameters established by the annual bonus incentive program, the Compensation Committee could approve up to twice the target bonus for achievement over plan.

    Under the fiscal year 2001 annual bonus incentive plan, the Compensation Committee recommended to the full board of directors that no bonus be paid to Mr. Bourgoin, as Chief Executive Officer, or to the other executive officers, because the planned revenue and planned profit goals were not met for fiscal 2001.

Long Term Incentives

    Stock options are designed to align the interests of executives with the long-term interests of the stockholders. The Compensation Committee believes that stock options directly motivate our executive officers to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage these key employees to continue in the employ of MIPS. The Compensation Committee determines the number of shares that will be subject to stock option grants based on our business plans, the executive's level of responsibility, individual performance, historical award data and competitive practice of comparable positions in similar high technology companies. All options to date have been granted at not less than the fair market value of the underlying shares on the date of grant.

    The Compensation Committee recommended and granted upon approval of the board of directors option grants to executive officers in July 2001, after the close of fiscal year 2001, including a grant of 350,000 stock options for Mr. Bourgoin. These grants vest 2% each month over a 50-month period from the date of grant.

Policy Regarding Section 162(m) of the Internal Revenue Code

    MIPS is subject to Section 162(m) of the Code, which limits the deductibility of certain compensation payments to its executive officers. This section also provides for certain exemptions to the limitations, specifically compensation that is performance based within the meaning of Section 162(m). The Compensation Committee has endeavored to structure our executive compensation plans to achieve deductibility under Section 162(m) while retaining flexibility and objectives. However, deductibility is not the sole factor used in designing and determining appropriate compensation. The Compensation Committee may, in the future, enter into compensation arrangements that are not deductible under Section 162(m).

Conclusion

    The Compensation Committee believes that company and individual performance and achievement enhance long-term stockholder value. The compensation plans the Compensation Committee has adopted for our executive officers are based on achievement of performance goals, as well as competitive pay practices. The Compensation Committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment.

The Compensation Committee
Kenneth L. Coleman, Chairman
Anthony B. Holbrook
Fred M. Gibbons

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders for our Class A common stock, our Class B common stock, the Nasdaq Stock Market Index—U.S. and the JP Morgan H&Q Semiconductor Index. The graph assumes that $100 was invested in our Class A common stock and in each index on June 30, 1998, the date of our IPO, and in our Class B common stock on June 21, 2000, the first date of public trading following SGI's stock dividend distribution, assuming reinvestment of dividends. No dividends have been declared or paid on our Class A or Class B common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN
AMONG MIPS TECHNOLOGIES, INC.—CLASS A, MIPS TECHNOLOGIES, INC.—
CLASS B, THE NASDAQ STOCK MARKET INDEX—U.S.
AND THE JP MORGAN H & Q SEMICONDUCTORS INDEX

    * $100 INVESTED ON 6/30/98 IN MIPS CLASS A AND INDICES OR ON 6/21/00
    IN MIPS CLASS B—INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING JUNE 30.

EXECUTIVE COMPENSATION

    The following table summarizes compensation information for the last three fiscal years for our Chief Executive Officer and each of the other four most highly compensated executive officers whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2001 and for one other former Executive Officer. These officers are referred to as the named executive officers.

Summary Compensation Table

		Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)		Restricted Stock Award(s)			Securities Underlying Options/SARs
John E. Bourgoin Chief Executive Officer and President	2001 2000 1999	$ $ $	375,000 340,000 300,000	$ $	— 200,000 270,000		— — —	$	— — 170,700	(2)	200,000 150,000 —
Victor Peng(3) Vice President, Engineering	2001 2000 1999		$219,333 — —		$22,902 — —		— — —		— — —		50,000 — —
Sandy Creighton Vice President, General Counsel and Secretary	2001 2000 1999	$ $ $	236,500 215,000 200,000	$ $	— 100,000 140,000		— — —		— — —		70,000 55,000 —
Kevin C. Eichler Vice President, Chief Financial Officer and Treasurer	2001 2000 1999	$ $ $	236,500 215,000 200,000	$ $	— 100,000 140,000		— — —		— — —		70,000 55,000 —
Derek Meyer Vice President, Worldwide Field Operations	2001 2000 1999	$ $ $	236,500 210,000 200,000	$ $	— 100,000 124,000		— — —		— — —		91,000 50,000 —
Lavi Lev(4) Former Senior Vice President, Engineering	2001 2000 1999	$ $ $	251,640 233,000 217,395	$ $	— 110,000 151,200	$ $ $	59,263 100,000 100,000		— — —		70,000 75,000 —

(1)
"Other Annual Compensation" includes in addition to certain de minimis items which are not required to be separately described for Mr. Lev: (a) $58,333 in monthly amortization of a forgivable loan for fiscal year 2001; (b) $100,000 in monthly amortization of a forgivable loan for fiscal year 2000; and (c) $100,000 in monthly amortization of a forgivable loan for fiscal year 1999.

(2)
Represents 15,000 shares of previously restricted stock. Mr. Bourgoin's shares were subject to our right to repurchase the shares, which expired as to all of such shares on July 29, 2000. On July 31, 2000, Mr. Bourgoin sold all 15,000 shares.

(3)
Mr. Peng became an executive officer upon his appointment as Vice President, Engineering, effective November 1, 2000.

(4)
Mr. Lev resigned his position as Senior Vice President, Engineering, effective October 11, 2000, however he remains an employee.

Option Grants in Fiscal Year 2001

    The following table provides details regarding all stock options granted to the named executive officers in fiscal 2001. All options were granted under our Long-Term Incentive Plan and have exercise prices equal to the fair market value on the date of grant. In general, the options do not begin vesting until the third anniversary of the grant date, after which they vest in twelve equal monthly installments during the fourth year. However, for Mr. Peng's grant of 50,000 shares and Mr. Meyer's grant of 21,000 shares, the options vest as to 24% of the total shares on the first anniversary of the grant date and 2% of the total shares each month thereafter over a 38-month period.

    Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent our estimate or projection of the future common stock price. We believe that this method may not accurately illustrate the potential value of a stock option.

Option Grants in Fiscal Year 2001

	Individual Grant
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year
			Exercise Price ($/share)	Expiration Date
					5%	10%
John E. Bourgoin	200,000	7.8%	$36.50	07/11/10	$4,590,931	$11,613,320
Victor Peng	50,000	1.9%	$31.875	11/22/10	$1,002,300	$2,540,027
Sandy Creighton	70,000	2.7%	$36.50	07/11/10	$1,606,826	$4,072,012
Kevin C. Eichler	70,000	2.7%	$36.50	07/11/10	$1,606,826	$4,072,012
Derek Meyer	70,000	2.7%	$36.50	07/11/10	$1,606,826	$4,072,012
	21,000	0.8%	$26.375	01/05/11	$348,329	$882,734
Lavi Lev	70,000	2.7%	$36.50	07/11/10	$1,606,826	$4,072,012

Aggregate Option Exercises in Fiscal Year 2001 and Fiscal Year-End Values

    The following table sets forth the number and value of unexercised, in-the-money options held by our named executive officers at June 30, 2001.

Stock Option Exercises and Fiscal 2001 Year-End Values

			Number of Unexercised Options at June 30, 2001		Value of Unexercised In-the-Money Options at June 30, 2001(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Bourgoin	70,000	$2,137,188	237,891	495,469	$1,260,822	$770,986
Victor Peng	—	—	44,297	164,199	$157,945	$123,464
Sandy Creighton	—	—	150,137	187,663	$795,726	$332,114
Kevin C. Eichler	64,000	$1,799,900	37,586	183,187	$199,206	$308,391
Derek Meyer	52,900	$1,217,150	9,181	194,351	$48,659	$282,760
Lavi Lev	5,000	$68,125	135,817	222,583	$719,830	$411,190

(1)
The amounts in this column reflect the difference between the closing market price of our Class A common stock on June 29, 2001, which was $17.30, and the option exercise price. The actual value of unexercised options fluctuates with the market price of our Class A common stock.

Change in Control Agreements

    We have entered into change in control agreements with our executive officers providing for certain benefits following a change in control of MIPS and certain terminations of employment during the 24-month period following such a change in control. A "change in control" is generally defined in the agreements to encompass significant transactions resulting in a change of the corporate control of MIPS, including, among other things, an acquisition of 30% of the class of our common stock entitled to elect a majority of our directors (currently Class B), a business combination pursuant to which more than 75% of the class of our common stock entitled to elect a majority of our directors (currently Class B) is transferred to different holders and the unapproved replacement of a majority of our directors.

    In the event of a change in control, each executive's options and shares of restricted stock will become fully vested and the executive may elect, within six months following the change in control, to have his or her options "cashed out" at a price determined in the agreements. If an executive's employment is terminated other than for cause or if an executive resigns for good reason (as such terms are defined in the agreements), in either case within 24 months after a change in control, the executive will be entitled to receive a lump sum cash payment equal to 24 months' salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    At the beginning of fiscal 2001, we had three outstanding loans to Mr. Lev. The first loan was a forgivable, non-interest-bearing note, which was forgiven (reduced) ratably on a periodic basis during the course of the year, and the outstanding balance was reduced to zero. The second loan was a forgivable, non-interest bearing (except in certain limited circumstances) note with a principal amount outstanding at June 30, 2001 of $250,000. The principal of this loan is due on March 1, 2002. The third loan bore interest at an annual rate of 7.19% and was paid in full during the course of the year. The largest aggregate amount of these loans outstanding during the period since July 1, 2000 was approximately $591,000.

    We entered into a severance agreement with Mr. Lev in October 2000. Under this agreement, Mr. Lev resigned as Senior Vice President of Engineering but will remain our employee for a transition period that will end in October 2001 or his earlier resignation. Under the severance agreement, Mr. Lev remains entitled to the salary, benefits and vesting of options he received as an executive officer, but he is not eligible to receive any bonuses under our bonus plans. Mr. Lev agreed that for a period of 12 months following the termination of his employment with us, he will not solicit our employees, customers or suppliers. He also agreed to maintain the confidentiality of any of our proprietary information.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the Exchange Act, our directors, executive officers, and any persons holding more than 10% of our common stock are required to report to the Securities and Exchange Commission and the Nasdaq National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 filed pursuant to the Exchange Act furnished to us, we believe that during fiscal year 2001, our officers, directors and holders of more than 10% of our common stock filed all Section 16(a) reports on a timely basis.

REPORT OF THE AUDIT COMMITTEE

    The management of MIPS is responsible for establishing and maintaining internal controls and for preparing the financial statements of MIPS. The independent auditors are responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities. The charter of the Audit Committee is attached as Appendix A to this Proxy Statement.

    The Audit Committee has reviewed and discussed with MIPS' management the audited financial statements for the fiscal year ended June 30, 2001.

    The Audit Committee has discussed with Ernst & Young LLP, the company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

    The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees", and the Audit Committee has discussed with Ernst & Young LLP their independence.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in MIPS' annual report on Form 10-K for the fiscal year ended June 30, 2001.

THE AUDIT COMMITTEE

William M. Kelly, Chairman
Fred M. Gibbons
Anthony B. Holbrook

Deadline For Receipt Of Stockholder Proposals For 2002 Annual Meeting

    If you want us to consider including a proposal in next year's Proxy Statement, you must deliver it in writing to MIPS at 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, no later than June 6, 2002.

    Our by-laws provide that stockholders wishing to nominate a director or present a proposal at next year's annual meeting, but not wishing to have such nomination or proposal included in our Proxy Statement, must submit specified information in writing to MIPS at the above address no later than September 15, 2002 but no sooner than August 16, 2002, which dates are subject to change if our next annual meeting occurs more than a specified minimum number of days before or after the first anniversary date of our 2001 Annual Meeting.

By Order of the Board of Directors

Sandy Creighton Vice President, General Counsel and Secretary

APPENDIX A

MIPS Technologies, Inc.
Audit Committee Charter

Organization

    The Audit Committee is a standing committee of the Board of Directors. The Audit Committee will consist of three members of the Board of Directors, all of whom are "independent" as defined in applicable stock exchange rules and are otherwise free of any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. All committee members must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight. The Board will designate committee members and the committee chair annually.

Statement of Policy

    The primary objective of this committee is to assist the Board in fulfilling its fiduciary responsibilities to the stockholders, potential stockholders and investment community relating to accounting, finance and reporting practices of the company, including its internal controls and the integrity of its financial reports. In meeting this objective, the committee is responsible for maintaining a free and open means of communication between the directors, the independent accountants, and the Company's management. The committee has the power to confer with and direct corporate officers of the corporation to the extent necessary to accomplish its charter. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee.

Responsibilities

    To best carry out its responsibilities, the committee's policies and procedures should remain flexible in order to address changing conditions. Specific responsibilities of the committee include:

  •
  Review and recommend the independent accountants.

  •
  Select, evaluate and recommend to the Board of Directors the nomination of the independent accountants to be ratified by the stockholders to audit the Company's accounts, or where appropriate, the replacement of the independent accountants.

  •
  Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by and related fees charged by the independent accountant.

  •
  Obtain a formal written statement, as required by the Independence Standards Board, from the independent accountant delineating relationships between the accountant and the Company and actively engage in dialogue with the independent accountants regarding matters that might reasonably be expected to affect their independence.

  •
  Review and approve the audit activities at the Company.

  •
  Meet with the independent accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and upon the completion thereof review such audit, including any comments or recommendations of the independent accountants.

A–1

  •
  Review financial results.

  •
  Review the Company's unaudited quarterly financial results, considering reports from senior finance management as to major accounting matters and any material deviations from prior practice, and consulting with the Company's independent accountants.

  •
  Ensure that the independent accountant conducts a SAS 71 ("Interim Financial Information") review and discusses with the Audit Committee the matters described in SAS 61 ("Communication with Audit Committees") prior to the filing of the Company's Form 10-Q.

  •
  Prior to the release of the Company's Annual Report on Form 10-K, review with Company management and the independent accountants the audited financial results for the fiscal year, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

  •
  Review with Company senior management and the independent accountants the adequacy and effectiveness of the accounting and financial systems controls of the Company.

  •
  Report annually in the Company's proxy disclosing whether the Audit Committee has reviewed and discussed the audited financial statements with management and discussed certain matters with the independent accountants.

  •
  Provide sufficient opportunity for the independent accountants to meet with the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit.

  •
  Review corporate financial policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct and fraud.

  •
  Review the Company's treasury policy.

  •
  Review the Company's program of risk management, including insurance coverage.

  •
  Regularly prepare minutes of all meetings and report its activities to the general meeting of the Board of Directors.

  •
  Disclose in the annual proxy that the audit committee has adopted a written charter and has fulfilled its responsibilities under that charter during the latest fiscal year. The charter will be included as an appendix to the proxy at least once every three years.

  •
  Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

Resources

    The Company's Chief Financial Officer will be management's primary liaison to the committee. The committee will have access to financial information and resources it deems necessary for it to properly carry out its duties.

A–2

SKU# 1782-PS-01

DETACH HERE

PROXY

MIPS TECHNOLOGIES, INC.

CLASS A COMMON STOCK

PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MIPS TECHNOLOGIES, INC.

The undersigned stockholder of MIPS Technologies, Inc., a Delaware corporation ("MIPS Technologies"), hereby appoints JOHN E. BOURGOIN, KEVIN C. EICHLER and SANDY CREIGHTON, as proxies for the undersigned, with full power of substitution, to attend the 2001 Annual Meeting of Stockholders of MIPS Technologies to be held on Wednesday, November 14, 2001 at 2:00 p.m. at the Company's corporate offices at 1225 Charleston Road, Mountain View, CA 94043, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the proposal.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

USE THE POWER OF THE INTERNET TO...

  •
  VOTE! (Follow the instructions below)

  If you don't have access to the Internet, which is most cost effective for MIPS Technologies, please consider voting by telephone as telephonic voting saves MIPS Technologies the costs associated with mailed in ballots.

Vote by Internet		Vote by Telephone
It's fast, convenient, and your vote is immediately confirmed and posted.		It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Go to the Website http://www.eproxyvote.com/mips	2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.
3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the instructions provided.	4.	Follow the recorded instructions.

  •
  RECEIVE FUTURE MIPS TECHNOLOGIES' PROXY MATERIALS VIA THE INTERNET!

Consider receiving future MIPS Technologies' Annual Report and Proxy materials (as well as all other Company communications) in electronic form rather than in printed form. While voting via the Internet, just click the box to give your consent and thereby save MIPS Technologies the future costs of producing, distributing and mailing these materials.

Accessing MIPS Technologies' Annual Report and Proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

If you do not consent to access MIPS Technologies' Annual Report and Proxy materials via the Internet, you will continue to receive them in the mail.

DETACH HERE

/X/	Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE FOLLOWING PROPOSAL AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
The Board of Directors recommends a vote FOR the following proposal.
1.	Ratification of appointment by MIPS Technologies' Board of Directors of Ernst & Young LLP to serve as the Company's independent auditors for the 2002 fiscal year.	FOR / /	AGAINST / /	ABSTAIN / /
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /	MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.
Signature:	Date:	Signature:	Date:

DETACH HERE

PROXY

MIPS TECHNOLOGIES, INC.

CLASS B COMMON STOCK

PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MIPS TECHNOLOGIES, INC.

The undersigned stockholder of MIPS Technologies, Inc., a Delaware corporation ("MIPS Technologies"), hereby appoints JOHN E. BOURGOIN, KEVIN C. EICHLER and SANDY CREIGHTON, as proxies for the undersigned, with full power of substitution, to attend the 2001 Annual Meeting of Stockholders of MIPS Technologies to be held on Wednesday, November 14, 2001 at 2:00 p.m. at the Company's corporate offices at 1225 Charleston Road, Mountain View, CA 94043, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominee for director and FOR the proposal.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

USE THE POWER OF THE INTERNET TO...

  •
  VOTE! (Follow the instructions below)

  If you don't have access to the Internet, which is most cost effective for MIPS Technologies, please consider voting by telephone as telephonic voting saves MIPS Technologies the costs associated with mailed in ballots.

Vote by Internet		Vote by Telephone
It's fast, convenient, and your vote is immediately confirmed and posted.		It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Go to the Website http://www.eproxyvote.com/mipsb	2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.
3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the instructions provided.	4.	Follow the recorded instructions.

  •
  RECEIVE FUTURE MIPS TECHNOLOGIES' PROXY MATERIALS VIA THE INTERNET!

Consider receiving future MIPS Technologies' Annual Report and Proxy materials (as well as all other Company communications) in electronic form rather than in printed form. While voting via the Internet, just click the box to give your consent and thereby save MIPS Technologies the future costs of producing, distributing and mailing these materials.

Accessing MIPS Technologies' Annual Report and Proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

If you do not consent to access MIPS Technologies' Annual Report and Proxy materials via the Internet, you will continue to receive them in the mail.

DETACH HERE

/X/	Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR THE FOLLOWING PROPOSAL AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
The Board of Directors recommends a vote FOR the nominee listed.
1.	Election of Class B Director. Nominee: (01) William M. Kelly	FOR THE NOMINEE / /	WITHHELD FROM THE / / NOMINEE
The Board of Directors recommends a vote FOR the following proposal.
2.	Ratification of appointment by MIPS Technologies' Board of Directors of Ernst & Young LLP to serve as the Company's independent auditors for the 2002 fiscal year.	FOR / /	AGAINST / /	ABSTAIN / /
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /	MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.
Signature:	Date:	Signature:	Date:

QuickLinks

PROXY STATEMENT INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal Year 2001
Stock Option Exercises and Fiscal 2001 Year-End Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
APPENDIX A